EXHIBIT 10.9

THIRD AMENDMENT TO THE

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

This THIRD AMENDMENT TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of October 26, 2007 (this “Amendment”) is made among World Financial Network National Bank (“WFN”), as Servicer, WFN Credit Company, LLC (“WFN Credit”), as Transferor, and Union Bank of California, N.A. (successor to JPMorgan Chase Bank, N.A.), a national banking association, as Trustee (“Trustee”), of World Financial Network Credit Card Master Trust III (the “Issuer”), to the Pooling Agreement referenced below. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Pooling Agreement (referenced below).

WHEREAS, the parties hereto are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, as amended and restated on September 28, 2001, as further amended as of April 7, 2004 and March 23, 2005 and as modified by a Trust Combination Agreement dated as of April 26, 2005 (as amended, the “Pooling Agreement”); and

WHEREAS, the parties hereto desire to amend the Pooling Agreement as set forth below;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. SECTION 1. Amendment to Pooling Agreement. The Pooling Agreement is hereby amended by adding the following subsection (c) to Section 2.9 immediately following subsection (b):

“(c) Treatment of Defaulted Receivables. In addition to the foregoing, on the later of October 26, 2007 and the date when any Receivable in an Account becomes a Defaulted Receivable, the Trust shall automatically and without further action be deemed to sell, transfer, set over and otherwise convey to the Transferor, without recourse, representation or warranty, all right, title and interest of the Trust in and to the Defaulted Receivables and related Finance Charge Receivables in such Account, all monies and amounts due or to become due with respect thereto and all proceeds thereof. The purchase price for the receivables conveyed pursuant to this Section 2.9(c) during any Monthly Period shall equal the amount of Recoveries received by the Transferor during such Monthly Period, including any proceeds received by the Transferor from the sale of Defaulted Receivables, and all such Recoveries shall be deposited into the Collection Account as provided in this Agreement.”

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective, as of the date first set forth above (the “Effective Date”), upon (i) receipt hereof by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto, and (ii) satisfaction of each of the conditions precedent described in Section 13.1(b) of the Pooling Agreement, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

Third Amendment to Pooling Agreement

SECTION 3. Effect of Amendment; Ratification. (a) On and after the Effective Date, this Amendment shall be a part of the Pooling Agreement and each reference in the Pooling Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Pooling Agreement shall mean and be a reference to the Pooling Agreement as amended hereby.

(b) Except as expressly amended hereby, the Pooling Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 5. Section Headings. Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

2	Third Amendment to Pooling Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer

By:	/s/ Ronald C. Reed
Name:	Ronald C. Reed
Title:	Assistant Treasurer

WFN CREDIT COMPANY, LLC, as Transferor

By:	/s/ Daniel T. Groomes
Name:	Daniel T. Groomes
Title:	President

UNION BANK OF CALIFORNIA, N.A, not in its individual capacity, but solely as Trustee

By:	/s/ Patricia Phillips-Coward
Name:	Patricia Phillips-Coward
Title:	Vice President

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